EXHIBIT 10.6


                                   ASSIGNMENT


     WHEREAS, I, David Youngblood (hereinafter referred to as (ASSIGNOR), having post office addresse(s) of 1401 S.W. 8th Avenue, Battleground, WA 98604, and the inventor of an invention entitled "ECHFR and applications," as described and claimed in the specification forming part of an application for United States letters patent executed herewith;

     WHEREAS, Hydro Environmental Resources, Inc. (hereinafter referred to as ASSIGNEE), a corporation of the State of Nevada having a place of business at 2903 N.E. 109th #D, Vancouver, WA 98682, is desirous of acquiring the entire right, title and interest in and to the invention and in and to any letters patent that may be granted therefor in the United States and in any and all foreign countries;

     NOW, THEREFORE, for sufficient, good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR hereby sell, assign and transfer unto said ASSIGNEE, the entire right, title and interest in and to said invention, said application and any and all letters patent which may be granted for said invention in the United States of America and its territorial possessions and in any and all foreign countries, and in any and all divisions; reissues and continuations thereof, including the right to file foreign applications directly in the name of ASSIGNEE and to claim priority rights deriving from said United States application to which said foreign applications are entitled by virtue of international convention, treaty or otherwise, said invention, application and all letters patent on said invention to be held and enjoyed by ASSIGNEE and its successors and assigns for their use and benefit and of their successors and assigns as fully and entirely as the same would have been held and enjoyed by ASSIGNORS had this assignment, transfer and sale not been made. ASSIGNORS hereby authorize and request the Commissioner of Patents and Trademarks to issue all letters patent on said invention to ASSIGNEE. ASSIGNORS agree to execute all instruments and documents required for the making and prosecution of applications for United States and foreign letters patent on said invention, for litigation regarding said letters patent, or for the purpose of protecting title to said invention or letters patent therefor.

January 15, 2003                                  /s/ David Youngblood
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Date                                              David Youngblood

State of Oregon            )
                           )  ss.
County of Multnomah        )

     I certify that I know or have satisfactory evidence that David Youngblood is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.

                                             Dated  January 15, 2003
                                             -----------------------------------

                                             Signature of
                                             Notary Public  /s/ James Gous
                                             -----------------------------------

                                             Printed Name  James Gous
                                             -----------------------------------

                                             My appointment expires  Dec 5, 2006
                                             -----------------------------------

[notary seal]